Supplement dated January 20, 2015

To the Summary Prospectus of the following fund:

Fund	Summary Prospectus Dated
Columbia Short Term Municipal Bond Fund	9/1/2014

Effective February 19, 2015 (the Effective Date), the maximum deferred sales charge (load) imposed on redemptions (as a percentage of the lower of the original purchase price or current net asset value) of Class A shares is changed from 1.00% to 0.50% and is imposed on certain investments of $500,000 or more redeemed within 12 months after purchase, with certain limited exceptions.

Accordingly, on the Effective Date, the Summary Prospectus is hereby revised as follows:

The Class A column, and the associated footnote, of the “Shareholder Fees” table is hereby revised as follows:

Shareholder Fees (fees paid directly from your investment)
Class A
Maximum sales charge (load) imposed on purchases (as a % of offering price)	1.00%
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	0.50%(a)

(a)	For purchases made on or after February 19, 2015, this charge is imposed on certain investments of $500,000 or more redeemed within 12 months after purchase, with certain limited exceptions. For purchases made prior to February 19, 2015, this charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

The rest of the section remains the same.

Shareholders should retain this Supplement for future reference.

SUP223_04_001_(01/15)